HUMILIS US FOCUSED OPPORTUNITIES ETF Ticker Symbol: HIS Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS May 13, 2026 https://hisetf.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 13, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://hisetf.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Humilis US Focused Opportunities ETF (the “Fund”) seeks to achieve long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.54%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.54%
1 Estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$55	$173
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) sub-advised by Humilis Investment Strategies, LLC (the “Sub-Adviser”). The Fund will invest primarily in equity securities (e.g., common stock) of large-capitalization U.S. companies (generally those among the 500 largest U.S. companies by market capitalization). Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the securities of U.S. companies.
The Sub-Adviser combines top-down discipline with bottom-up fundamental research to identify equity securities that it believes represent superior risk/reward opportunities in the U.S. The Sub-Adviser develops a broad macroeconomic view based upon its detailed top-down analysis of the current and future economic environment, including liquidity conditions, interest rates, credit spreads, inflation, and market sentiment. Based on this view, the Sub-Adviser identifies industry and sector trends and catalysts that it believes will drive performance via the expectation of accelerated earnings growth and/or mitigation of risk. The Sub-Adviser seeks to build evidence-based portfolios and manage risk through patience, structure, and constant re-evaluation. The bottom-up fundamental research focuses on the continuous identification of high quality companies that the Sub-Adviser believes are likely to gain market share through all aspects of the business cycle, focusing on companies with attractive growth metrics such as long-term earnings per share (EPS) growth and stable or improving operating measures such as profit margins or return on equity (ROE). The Sub-Adviser also seeks securities that appear to the Sub-Adviser to be reasonably valued given the company’s specific earnings growth outlook. Finally, the Sub-Adviser prefers companies with a history of free cash flow, dividend growth and responsible debt management, and strong and transparent balance sheets that allow for financial flexibility during economic downturns and throughout the business cycle.
Although the Fund seeks investments across a number of sectors, the Fund may have significant positions in particular sectors from time to time. The Fund will typically limit the weight of individual companies to not more than 10% of the Fund’s net assets at the time of purchase.
All stocks in the portfolio are continuously monitored and the Sub-Adviser may sell or pare back a portfolio holding based on the following considerations: changes in fundamental factors with a company’s operations and business as they relate to corporate developments, changes in the macroeconomic landscape, if a stock price reaches its approximate sell target, if the Sub-Adviser’s initial investment thesis deteriorates, periods of accelerated appreciation or significant price deterioration, or if the Sub-Adviser determines to sell for any other reason in its sole discretion.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Quality Stocks Risk. Stocks included in the Fund are deemed by the Sub-Adviser to be quality stocks, but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience a decline in value, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances ( e.g. , the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
New Sub-Adviser Risk. The Sub-Adviser has no experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://hisetf.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Humilis Investment Strategies, LLC (the “Sub-Adviser”)

PORTFOLIO MANAGERS
Brian Belski, Nick Roccanova, and Sooyun Hong are the portfolio managers and the persons primarily responsible for the day-to-day management of the Fund. They have each served as portfolio managers of the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4